EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906
OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2005, for each of PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on May 3, 2005 ("Report"), I, Jeffry E. Sterba, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: May 3, 2005	By:	/s/ Jeffry E. Sterba
Jeffry E. Sterba
Chairman, President and
Chief Executive Officer